                                                                   EXHIBIT 10.25

            PORTIONS OF THIS EXHIBIT MARKED BY *** HAVE BEEN OMITTED
             PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             AMENDMENT AND AGREEMENT
                             -----------------------

                  This Amendment and Agreement ("Agreement") is made and entered into as of June 5, 2003 (the "Execution Date"), by and among Calvin Klein, Inc., a New York corporation with a principal place of business at 205 West 39th Street, New York, New York 10018 ("CKI"), Phillips-Van Heusen Corporation, a Delaware corporation with a principal place of business at 200 Madison Avenue, New York, New York 10016 ("PVH"), Warnaco Inc., a Delaware corporation with a principal place of business at 90 Park Avenue, New York, New York 10016 ("Warnaco"), Calvin Klein Jeanswear Company, a Delaware corporation with a principal place of business at 1385 Broadway, Suite #305, New York, New York 10018 ("CKJ"), and CKJ Holdings Inc., a Delaware corporation with a principal place of business at 1385 Broadway, New York, New York 10018 ("CKJHI").

                                    RECITALS
                                    --------

                  WHEREAS, CKI and CKJ are parties to a certain License Agreement dated August 4, 1994, as amended by the Settlement Agreement dated January 22, 2001, among Warnaco, CKI and other parties (the "Settlement Agreement"), letter agreements and other agreements (collectively referred to herein as the "Jeanswear License").

                  WHEREAS, Warnaco and CKI are also parties to a certain Administration Agreement, Trust Agreement and Quality Assurance Agreement, each dated March 14, 1994, as amended (collectively the "Underwear Agreements"), and a certain Men's Accessories License Agreement, dated March 14, 1994, as amended (the "Accessories License").

                  WHEREAS, the parties have conferred and wish to make certain modifications to the terms and conditions of the Jeanswear License and the Administration Agreement and the Accessories License all to and for their mutual benefit; and they hereby memorialize and confirm the terms and conditions of such agreement by entering into and executing this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and described herein, the parties agree as set forth below. All references to "Licensor", "Licensee", "Articles" and "Warnaco Products" and other capitalized terms not otherwise amended, modified or defined herein shall be deemed to have the same meaning ascribed to them under the Jeanswear License and the Underwear Agreements.

I. The Parties hereby amend the Jeanswear License, as follows:

     1. Definitions

          (a) The definition of "Close-Out Articles", as set forth in the Jeanswear License is deleted in its entirety and the following definition substituted in its place, in each case, effective as of January 1, 2004:

               "Effective as of the Annual Period commencing on January 1, 2004 and for all Annual Periods thereafter, "Close-Out Articles" shall mean all Articles sold by Licensee to that certain channel of distribution regularly dealing in the sale of off-price products, including by way of illustration, TJ Maxx, Marshall's and Ross Stores and other like stores but not including warehouse clubs. Close-Out Articles shall not include sales of Articles to retail outlet stores owned or operated by or under the direction or control of Licensor or any of its Affiliates unless otherwise agreed by Licensor and Licensee, in which event such sales shall qualify for the reduced Percentage Fee applicable to Net Sales of Close-Out Articles."

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     2. Exhibit B

          Exhibit B ("Products"), to the Jeanswear License is hereby deleted in its entirety and the new Exhibit B annexed hereto and made a part hereof shall be substituted in its place. All references to Exhibit B in the Jeanswear License, as amended hereby, shall be deemed to refer to Exhibit B annexed hereto.

     3. Licensor's Retention of Rights

          Section 1.2(a) of the Jeanswear License is hereby amended to delete items (iii) and (iv); and to delete the last full sentence of Section 1.2(b). The following paragraph shall be added as a new Section 1.2(c):

          "(c) Licensee understands, acknowledges and agrees that nothing herein is intended to or shall be construed as preventing or limiting Licensor's ability itself or through others to manufacture, market, advertise, distribute or sell sportswear or other lines of apparel at any price (excluding only five pocket jeans in any fabric, or apparel in denim, in each case of a jeans-type construction that is constructed with welt seamed double needle stitching) in accordance with the terms and conditions set forth herein under any trademarks other than (i) "CALVIN KLEIN JEANS",
               (ii) "CK/Calvin Klein Jeans", or (iii) any trademark incorporating the name and mark "Calvin Klein" (including any abbreviation or derivation thereof) together with the words "jeans", "jeanswear" or any other words or symbols evocative of or identified only with a jeanswear collection (e.g., "Calvin Klein Denim"). Licensee further understands, acknowledges and agrees that products so manufactured, marketed, distributed, advertised and sold by or on behalf of Licensor or others authorized by Licensor may be the same as, substantially similar to or somewhat similar to Products produced herein and such shall not in any way constitute a breach or default of the Jeanswear License, provided such sportswear or other apparel is not marketed, advertised or sold as jeanswear. In addition, notwithstanding anything to the contrary contained herein, nothing herein shall limit Licensor's ability to sell within Licensor's designer collection stores (e.g., currently Licensor's Madison Avenue and Dallas stores) in the Territory jeans and jeanswear produced by Licensor's jeanswear licensees for Europe and Asia or other sources if with respect to any proposed order for Product for said stores, Licensee is unable or unwilling to provide all such Products as specified in good faith by Licensor, in terms of breadth of selection, nature, quantity, specifications, timing/delivery requirements and/or price. Licensor and Licensee will negotiate in good faith the terms of any such proposed order of Licensor. If Licensor and Licensee cannot reach an agreement on such terms within five business days of Licensee's receipt of the proposed order, Licensor will be free to outsource any portion of such order on which the parties have not reached agreement with no further obligation to Licensee."

     4. "Khakis" and "Khaki Articles"

          "Khaki" and "Khaki Articles" as described in the Jeanswear Agreement shall be deleted from the definition of Articles and all rights thereto shall revert to CKI. Warnaco's continuing right to produce any "khaki" or "khaki related item" under the Jeanswear License shall only be as allowed pursuant to Exhibit B. All references to "Khaki" or "Khaki Articles" throughout the Agreement, including, without limitation references to the use of any trademark containing the word "Khaki", shall hereby be deleted.

     5. Close-Outs

          Section 7.1 of the Jeanswear License is hereby amended effective as of and for the Annual Period commencing January 1, 2004 and for all Annual Periods thereafter to provide that the reduced Percentage Fee shall be applicable to Gross Sales of Close-Out Articles up to *** of Licensee's total Gross Sales of Articles in any Annual Period. Percentage Fees payable on Gross Sales by Licensee of Close-Out Articles in excess of *** of Licensee's total Gross Sales in any Agreement Year shall be computed and paid at the rate of *** of Gross Sales as to such incremental amounts for the first Annual Period in which Licensee's total Gross Sales of Close-Out Articles exceed ***, and increasing thereafter by *** for each consecutive subsequent Agreement Year in which Licensee's total Gross Sales of Close-Out Articles exceed ***. Solely for the purpose of calculating Licensee's total Gross Sales of Articles for determining the Percentage Fee on Close-Out Articles, Licensee shall exclude from total Gross Sales ***. Licensee's sales of Close-Out Articles in excess of *** of Gross Sales in any Annual Period shall not give rise to any right of Licensor to terminate the Jeanswear License, in whole or in part, but shall cause Licensor and Licensee to confer in good faith to adopt a corrective plan to address design, marketing and/or other issues contributing to the generation of Close-Out Articles.

     6. Central and South America

          (a) The parties agree to amend the Jeanswear License with respect to the manufacture, distribution and sale of Articles in Central and South America (the "C/SA Amendment") to provide that the parties shall negotiate in good faith a store license (the "C/SA Store License") which shall permit Licensee to own or operate, directly or indirectly, and to authorize others to operate, free standing regular priced retail stores located anywhere in Central and South America, at sites mutually agreed upon by Licensor and Licensee, identified by one of the Licensed Marks in its Form and dedicated exclusively to, the sale of Articles, Warnaco Products and Swimwear Licensed Products (as hereinafter defined), together with any other products authorized by Licensor, substantially in accordance with the terms and conditions of CKI's and PVH's standard retail store licensing provisions subject to the terms expressly set forth in this Section 1.6. The C/SA Amendment shall provide in lieu of Percentage Fees on Net Sales of Articles to such stores, Licensee shall pay Licensor "Percentage Fees" at a rate of *** of the "Net Sales" (as defined in the C/SA Store License) at retail by such free standing retail stores as long as the C/SA Store License is in effect.

          (b) The C/SA Amendment and the C/SA Store License shall also provide that in the event Licensee sublicenses all or any part of the Central and South American Territory under the C/SA Amendment or under the C/SA Stare License, the parties shall share all fees and proceeds paid to Licensee thereunder and in connection therewith as provided in Section 14.2 of the Jeanswear License; provided, however, that in the case of any sublicensing of the C/SA Store License, the Percentage Fee payable to Licensor shall be no less than *** of "Net Sales" at retail of any such sublicensee. Licensee agrees to use all commercially reasonable efforts to obtain the maximum signing fee possible in connection with any sublicense arrangement it proposes to enter into. This Agreement provides and the C/SA Amendment shall provide (i) confirmation that Licensor has granted a waiver of the minimum aggregate Net Sales requirements for calendar years 2002, 2003, 2004 and 2005 and (ii) for the following minimum aggregate Net Sales (each, the "Net Sales Threshold Amount") for the indicated Annual Period:

               2006: *** in South America and *** in Central America.

               2007 and all Annual Periods thereafter: *** in South America and *** in Central America.

               All minimum aggregate Net Sales for Central and South America shall be adjusted by COLA (as per the Exhibit hereto entitled COLA Adjustment) beginning with the Annual Period commencing on January 1, 2008 and for all Annual Periods thereafter. From and after the Annual Period commencing on January 1, 2006, in the event Licensee fails to have aggregate Net Sales of at least the applicable Net Sales Threshold Amount in either South America or in Central America, then Licensee shall timely pay Licensor in accordance with the terms of Section 1.4 of the Jeanswear License, an amount equal to the Percentage Fee payable with respect to any shortfall between the actual aggregate Net Sales and the applicable minimum aggregate Net Sales Threshold Amount; provided, however, that Licensor shall still have the right to cause reversion of the grant of the license for the applicable Territory in accordance with the timetable set forth in Section 1.4 of the Jeanswear License, except that for the Annual Periods commencing January 1, 2006, January 1, 2007 and January 1, 2008, Licensee may avoid a reversion by so timely paying the shortfall.

     7. Design and Approvals

          (a) Notwithstanding anything to the contrary in the Jeanswear License, including but not limited to all portions (including subsections) of Sections 3 (Design) and 4 (Quality) of the Jeanswear License, effective as of the Spring 2004 Collection, the design and approval processes shall be governed by the criteria and procedures annexed hereto in the Exhibit entitled "Design Process and Procedures" which shall be applicable to all Articles.

     8. Sale of Articles to Warehouse Clubs

          (a) The provisions of the Jeanswear License set forth in Sections 2(a) and 2(b) of the Settlement Agreement are hereby deleted and the following substituted in their place as an amendment to the Jeanswear License:

               "Effective as of and for the Annual Period commencing x January 1, 2004 and for all Annual Periods thereafter, Licensee will limit its total annual Gross Sales of Articles to warehouse clubs in any Annual Period so that the percentage of such sales does not exceed (in the aggregate) *** of Gross Sales of Articles excluding all sales to Licensor's, its Affiliates or its designees outlet stores for that Annual Period. ***. Without the prior written approval of Licensor, Licensee shall not sell Articles to mass merchandisers (defined as, for example, Kmart, WalMart and Target), ***.

     9. Supply to Licensor's Stores

               Licensor operates, and Licensor, its Affiliates or designees will hereafter operate, retail outlet stores ("Licensor's Outlet Stores") and regular priced retail stores ("Licensor's Regular Priced Stores") engaged in the sale of apparel and related goods and accessories, as well as other products, bearing the CALVIN KLEIN marks (or other derivative or formative) marks. The parties hereto amend Section 3.3 of the Administration Agreement and
               Section 3.7 of the Jeanswear License by deleting the third sentence of Section 3.3 and by deleting the third through last sentence of Section 3.7, and agree to undertake in the Swimwear License (as defined below) as follows:

               Licensee agrees that it will supply and sell Articles, Warnaco Products and Swimwear Licensed Products (as defined below) at (i) *** off Licensee's regular wholesale prices for Articles, Warnaco Products or Swimwear Licensed Products *** for all of Licensor's Outlet Stores ***, and (ii) *** off Licensee's regular wholesale prices for such items to supply Licensor's Regular Priced Stores ***. Licensee shall fulfill all orders from Licensor in good faith within negotiated windows or Licensor shall have a cancellation right provided that in lieu thereof, Licensee may offer and Licensor may, at its option, accept certain discounts and/or allowances to be negotiated. Subject to the last full sentence of this paragraph with respect to fashion Articles, fashion Warnaco Products and fashion Swimwear Licensed Products, Licensee shall treat Licensor generally as well as any and all other customers to which Licensee sells any Articles, Warnaco Products and/or Swimwear Licensed Products as to delivery and fulfillment. Licensee's obligation to supply and sell such products to Licensor is subject only to Licensor's placement of orders within customary lead times and the absence of any continuing force majeure event. If (i) Licensee cannot sell or supply any Articles and/or Warnaco Products, due to a continuing force majeure event or other event outside of Licensee's reasonable control (i.e., more than thirty calendar days) or (ii) Licensee fails to timely deliver for four consecutive quarters a significant portion of the products so ordered, then during the pendancy of such force majeure event or after such failures to deliver, Licensor shall have the right, to manufacture, or have manufactured for it by others, and to sell, distribute and promote Articles and Warnaco Products through Licensor's Outlet Stores as to "(i)" to the extent Licensee does not or cannot timely supply the same, it being acknowledged that such right is limited to the duration of the period of such force majeure event (or other event outside of Licensee's reasonable control) and the satisfaction of orders placed by Licensor during any such period; ***. Licensee shall supply such Articles, Warnaco Products and Swimwear Licensed Products on open account; provided, however, that in the event Licensor fails to timely pay Licensee for Articles, Warnaco Products or Swimwear Licensed Products in accordance with the terms set forth below (except in connection with a bona fide dispute), then upon five (5) business days written notice unless paid within said five (5) day period, Licensee shall be permitted to offset any unpaid amounts against other payments due to Licensor under the applicable agreement (e.g., Percentage fees payable to Licensor under the Jeanswear License with respect to sales to outlet stores of jeanswear products, the fees payable to Licensor under the Administration Agreement with respect to sales to outlet stores of Warnaco Products, etc.). Licensor shall have a reciprocal right to offset unpaid amounts against other payments due to Licensee and its Affiliates. Licensor shall pay Licensee for such Articles, Warnaco Products and Swimwear Licensed Products on net thirty (30) day ROG terms. Licensor agrees that commencing with the Annual Period beginning on January 1, 2005 it shall cause the composition or mix of products in the Licensor Outlet Stores not to be comprised of more than *** Articles and *** Warnaco Products (underwear) sold by Licensee on an Annual Period basis. Licensee shall be obligated to sell such Articles, Warnaco Products and Swimwear Licensed Products only to or for resale in those Licensor's Outlet Stores located in outlet shopping centers which also contain stores bearing the marks of and selling products associated with at least two of those specified competitors identified in the Exhibit annexed hereto entitled Specified Competitors. Licensee shall not be obligated to supply fashion Articles, fashion Warnaco Products or fashion Swimwear Licensed products until eight (8) weeks after Warnaco first commences shipping such Articles, Warnaco Products or Swimwear Licensed Products.

               The sale of Articles, Warnaco Products and Swimwear Licensed Products to the Licensor and its Affiliates for resale through the Licensor's Outlet Stores shall not give rise to any obligation on Licensee's part to pay Percentage Fees or Minimum Advertising Expenditures under the Jeanswear License or the Swimwear License or Administration Fees or Advertising under the Underwear Agreements. However, all sales of Articles to Licensor shall be counted in calculating Minimum Net Sales amounts under the Jeanswear License.

               The parties further agree to delete the rights of "first refusal" with respect to Close-Out Articles set forth in Section 3.7 of the Jeanswear License.

     10. Approval by Licensor of Jeanswear Sub-license for Kids

               Licensee has proposed that it sub-license to Happy Kids Inc. the rights, benefits and obligations relating to the manufacture, sourcing, distribution, advertising and sale of Articles for children under the Jeanswear License; and Licensee has provided the proposed sublicense (the "Sub-license") to Licensor for its approval under the Jeanswear License. Licensor hereby confirms that it approves the Sub-license as amended to reflect Licensor's proposed modifications and will deliver to Licensee all written acknowledgements and consents as Licensor and Licensee shall deem reasonably necessary.

     11. Swimwear License Agreement

               Licensor and Licensee agree to negotiate in good faith, and to conclude and execute a mutually agreed upon license agreement (the "Swimwear License") on terms substantially similar to CKI's and/or PVH's standard terms (subject to the terms expressly set forth in this Section 1.11), pursuant to which Licensor will grant to Licensee or a designated affiliate of Licensee (with a guarantee from Warnaco) the exclusive right to manufacture, source, advertise, distribute, promote and sell under the CK/CALVIN KLEIN name and mark (or such other "CALVIN KLEIN" derivative mark as Licensor designates to replace the same) women's and juniors swimsuits together with, on a nonexclusive basis, such swimsuit cover-ups, such as pareos or wrap skirts, shorts and pants with elasticized waistbands and tops designed specifically to be worn with the swimsuits as seasonally approved in writing by Licensor for inclusion in the swimwear collection ("Swimwear Licensed Products") for sale to swimwear specialty retailers or swimwear departments and/or swimwear buyers of Licensee's accounts) throughout the world as of January 1, 2004, and under the "CALVIN KLEIN" name and mark (or such other "CALVIN KLEIN" derivative mark as Licensor designates to replace the same) as to "Europe" only as of January 1, 2004 and as to the rest of the world as and when the CALVIN KLEIN name and mark is made available to Licensee upon expiration or early termination of Licensor's existing third party license agreement. The Swimwear License will reflect that in certain instances, Licensee may in the ordinary course of business and without reference to the Swimwear Licensed Products, produce certain basic swimwear products substantially similar to the Swimwear Licensed Products under its own labels or those of others. The Swimwear License shall provide for a percentage fee on Net Sales equal to ***. The Swimwear License will also provide that when Licensee assumes responsibility for "CALVIN KLEIN" Swimwear Licensed Products other than in Europe, Licensee will manufacture to Licensor's order and specifications for sale at Licensor's Regular Priced Stores and Licensor's Outlet Stores, "CALVIN KLEIN" premium quality swimsuits with a manufacturer's suggested retail price of $150 or more; shall require an annual minimum advertising expenditure to be paid by Licensee to Licensor equal to 3% of Net Sales for spending by Licensor, in its discretion, on advertising and promotion including the Swimwear Licensed Products (which may or may not include other products); and shall require Minimum Guaranteed Royalties for each Annual Period as reflected in the approved Business Plan annexed hereto; and shall require that all media and public relations events and activities shall be only as approved by Licensor and conducted through and, at Licensor's discretion, overseen by Licensor's advertising division, at fees commensurate with those being charged by Licensor to its other licensees for the same or similar services. The Swimwear License shall have an initial term of five years and one five year renewal term. The Swimwear License shall provide that Licensee shall have the right, provided that the Licensee is not then in default of any of the material provisions of the Swimwear License and has achieved Net Sales of Swimwear Licensed Products of *** in North America and the Caribbean and *** in the rest of the world in calendar year 2007, to extend the Swimwear License for the five-year renewal period. The Swimwear License shall further provide that Licensor and Licensee shall meet after the 2006 calendar year to negotiate in good faith, and agree by March 31, 2007, to minimum Net Sales and minimum guaranteed fee requirements for each trademark in each territory (North/South/Central America; Europe; Asia) covered under the Swimwear License for each year during the renewal period based on Licensee's actual sales during calendar year 2006 and projected growth, which shall in no event be less than the aggregate Net Sales thresholds referenced above. In the event Licensor determines to market girl's swimwear, Licensee shall be granted the first right and opportunity to negotiate an expansion of the Swimwear License to include girl's swimwear. The Swimwear License shall also provide for inclusion of the mark "CK" within the definition of Licensed Marks if Licensor decides to produce a separate swimsuit line under such mark upon submission to and approval of an acceptable business plan and agreement as to terms (e.g., minimum guaranteed fees, net sales thresholds). ***.

     12. Men's Accessories

               Notwithstanding the express terms and conditions of the Accessories License, Licensor and Licensee hereby agree that Licensor has reserved the right to use the Licensed Mark (as defined in the Accessories License) in connection with the sale, distribution and promotion of the Licensed

               Products (as defined in the Accessories License) in Licensor Outlet Stores and, in connection therewith, to manufacture Licensed Products (as defined in the Accessories License) or purchase Licensed Products (as defined in the Accessories License) from any supplier it chooses.

     13. No Other Modification to Any Other Agreement

          (a) Except as specifically and expressly set forth herein, nothing herein shall be construed, in any way to modify or amend, the Jeanswear License and Underwear Agreements, the Accessories License or any other agreement between the parties hereto.

          (b) Except as specifically and expressly set forth herein, all other terms and conditions of the Jeanswear License, the Underwear Agreements and the Accessories License, shall remain in full force and effect.

II. Arbitration. Except as specifically provided in the Underwear Agreements, all disputes among the parties hereto, including all those arising under this Agreement, and all disputes arising under the terms of any of the licenses between the parties, shall be resolved through binding arbitration pursuant to the rules of the International Chamber of Commerce before a panel of three arbitrators, one of whom shall be appointed by CKI, one of whom shall be appointed by Warnaco or CKJ, as applicable, and the third of whom shall be appointed by the other two.

III. Releases. All the parties hereto each and all hereby release and discharge the other, and the other's parents, subsidiaries and affiliates, and their respective members, shareholders, officers, directors, employees, agents, licensors, licensees, customers, predecessors, successors and assigns, and all those in privity with any one or more of them from all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, costs (including reasonable attorneys fees), and demands whatsoever, in law or in equity, which any party hereto ever had against the other, now has or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever relating to the Jeanswear License, the Underwear Agreements or the Accessories License from the beginning of the world to the day and execution and exchange of this Agreement, with the exception of: (i) claims arising from any breach of this Agreement from and after the Execution Date; (ii) monetary claims (but not termination provided each such monetary claim is promptly resolved to Licensor's reasonable satisfaction, with each party acting in good faith to resolve fairly and quickly) for nonpayment or underpayment of Percentage Fees or other amounts due under the Jeanswear License, the Underwear Agreements or the Accessories License for periods from and after February 12, 2003, and (iii) claims for indemnification under the Jeanswear License, the Underwear Agreements or the Accessories License.

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



IV. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties relating to the subject matter hereof, and except as specifically described and set forth herein, supersedes all prior negotiations, discussions, proposals, representations, or otherwise relating to the matters addressed herein. This Agreement shall not be amended, altered, supplemented, modified, superseded, terminated, or otherwise changed, and no provision may be waived, unless in writing executed by the parties to such further amendment and expressly stating that it is an amendment, alteration, supplement, modification, termination or waiver of specific provisions of this Agreement.

V. Binding Effect. This Agreement shall be binding upon the parties, their successors and assigns, parents, subsidiaries, affiliated companies, and all of their officers, agents, servants and employees.

VI. Equal Participation. This Agreement was drafted with full and equal participation from the parties, and no provision herein may be construed against or in favor of any party because of the relevant bargaining positions, strengths or sophistication thereof or because it drafted any such provision.

VII. Notices. All notices, requests, consents, demands, approvals and other communications, including the service of process, hereunder shall be deemed to have been duly given, made or served if in writing and delivered personally or sent by overnight carrier that requires the addressee to acknowledge receipt thereof to the respective parties to this Agreement as set forth below or as later amended in writing. Informal communications between the parties may be properly transmitted by facsimile.

          (a)  If to CKI or PVH:

                                    Calvin Klein, Inc.
                                    205 West 39th Street
                                    New York, New York 10018
                                    Attn: Tom Murry, President
                                    Fax No.: (212) 292-9933

                                    Phillips-Van Heusen Corporation
                                    200 Madison Avenue
                                    New York, New York 10016
                                    Attn: Mark Weber, President
                                    Fax No.: (212) 381-3970

               with a copy to:

                                    Calvin Klein, Inc.
                                    205 W. 39th Street
                                    New York, New York 10018
                                    Attn: General Counsel
                                    Fax No.: (212) 764-6784

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



                                    Phillips-Van Heusen Corporation
                                    200 Madison Avenue
                                    New York, New York 10016
                                    Attn: General Counsel
                                    Fax No.: (212) 381-3970

               and:

          (b)  If to Warnaco, CKJ or CKJHI:

                                    Warnaco Inc.
                                    90 Park Avenue
                                    New York, New York 10016
                                    Attn: General Counsel
                                    Fax No.: (212) 503-8536

                                    Calvin Klein Jeanswear Corporation
                                    90 Park Avenue
                                    New York, New York 10016
                                    Attn: President
                                    Fax No.: (212) 503-8536

VIII. Enforceability of a Term. If any term or provision of this Agreement is held invalid or unenforceable by a court or tribunal of competent jurisdiction, such invalidity shall not affect the validity or operation of any other term or provision and any such invalid term or provision shall be modified to the extent necessary to make it valid and/or enforceable or severed from this Agreement if such modification is not possible.

IX. Execution. This Agreement may be executed in counterparts and signatures hereon may be exchanged and transmitted by facsimile transmission, which counterparts and signatures shall, as between the parties, be deemed to be originals constituting a single agreement and shall be deemed valid and binding.

X. No Third Party Beneficiaries. Except as specifically set forth and identified herein and in the Jeanswear License and Underwear Agreements, there are no third party beneficiaries to this Agreement.

XI. Singular and Plural Forms. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

XII. Rights and Remedies. All rights and remedies that either party may have hereunder or by operation of law are cumulative and the pursuit of one right or remedy will not be deemed an election to waive or renounce any other right or remedy.

XIII. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

XIV. Confidentiality. The terms of this Agreement are and shall be kept confidential. No party hereto shall make any press release or any other disclosure of this Agreement and the terms hereof, except that each party may disclose the same to such of its officers, directors, employees, representatives, agents and contractors that need to know the same in connection with such party's performance of this Agreement or of any of the Jeanswear License, Underwear Agreements, Accessories License (or the contemplated Swimwear License Agreement or the C/SA Store License). The persons to whom information is disclosed shall be informed of the confidential nature of the information prior to disclosure and must agree to maintain its confidentiality. If any party, or any officer, director, employee, representative, agent or contractor to whom a party discloses information in accordance with this Section XIV becomes legally compelled (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any information regarding this Agreement, the party under compulsion will provide the other parties with prompt written notice of such requirement so that any of the other parties may seek a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, the disclosing party shall disclose (or cause its applicable director, officer, employee, representative or agent to disclose) only the specific information that the disclosing party is advised by counsel is legally required or compelled to be disclosed, and the disclosing party agrees to take all reasonable steps to preserve the confidentiality of the information disclosed, including by obtaining an appropriate protective order or other reliable assurance that confidential treatment will be accorded to the information so disclosed. If a party determines it is legally necessary to make any public disclosure regarding this Agreement through a press release, or other means, the parties shall discuss the press release or other public disclosure in good faith, and the party who has determined that such disclosure is necessary to comply with applicable law or regulation, including applicable stock exchange regulations, shall incorporate in its public disclosure all comments reasonably requested by the other parties. Nothing herein shall been deemed to limit the confidentiality obligation of the parties under the Jeanswear License. The parties agree that a breach of this Section XIV or the other confidentiality provisions of the Jeanswear License could cause irreparable injury to a party and that payment of money damages alone may not be sufficient. The parties further agree that if a party hereto breaches or threatens to breach this Section XIV or such other confidentiality provisions, the other parties may seek injunctive and other equitable relief, in accordance with Section II of this Agreement and the rules of the International Chamber of Commerce.

XV. Single Restated Agreement. The parties will consider in good faith the desirability and feasibility of commissioning a joint effort to combine all of the operative amendments and modifications to the Jeanswear License into a single restated agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                       CALVIN KLEIN, INC.

                                       By: /s/ Mark D. Fischer
                                           ------------------------------------
                                       Name: Mark D. Fischer
                                       Title: Vice President

                                       PHILLIPS-VAN HEUSEN CORPORATION

                                       By: /s/ Mark D. Fischer
                                           ------------------------------------
                                       Name: Mark D. Fischer
                                       Title: Vice President

                                       WARNACO INC.

                                       By: /s/ Stanley P. Silverstein
                                           ------------------------------------
                                       Name: Stanley P. Silverstein
                                       Title: Senior Vice President

                                       CALVIN KLEIN JEANSWEAR COMPANY

                                       By: /s/ Stanley P. Silverstein
                                           ------------------------------------
                                       Name: Stanley P. Silverstein
                                       Title: President

                                       CKJ HOLDINGS INC.

                                       By: /s/ Stanley P. Silverstein
                                           ------------------------------------
                                       Name: Stanley P. Silverstein
                                       Title: President

                            EXHIBIT: COLA Adjustment
                            -------

All amounts subject to adjustment by COLA will be increased (or, in the case of the Credit only, decreased, as applicable) on January 1, of each Annual Period in the proportion that the CPI (as defined below) figure last published immediately preceding such date bears to the CPI figure last published immediately preceding January 1 of the prior Annual Period. "CPI" shall mean the Consumer Price Index (All Urban) - Apparel Commodities (including footwear) (1982/1984 = 1) published by the United States Government Bureau of Labor Statistics or its successor.

                      EXHIBIT: Specified Competitors ([p] 6)
                      -------

***

and other comparable competitors reasonably agreed upon in good faith by Licensor and Licensee.

Exhibit B
---------

"Products" shall mean:

Women's, Men's, Children's (i.e., boys and girls), Juniors, Infants and Toddlers jeans and jeanswear (collectively, "Jeanswear") in all sizes (excluding men's "big and tall" and women's "plus sizes" unless, Licensor's prior written approval is obtained) namely:

         i)       jeans;

         ii) jeans skirts, jeans overalls, jeans short-alls, jeans skirt-alls, jeans shorts, jeans jackets, jeans-coats and jeans dresses;

         iii)     casual woven shirts;

         iv)      knit tops and bottoms;

         v)       fleece shirts and pants;

         vi)      sweatshirts;

         vii)     t-shirts (as limited in subparagraph 4 below);

         viii)    baseball caps;

         ix)      ***; and

         x) All such other items which Licensor and Licensee believe in good faith fall within the "jeanswear" category (as such term is and may become commonly understood in the apparel trade in the United States).

The parties acknowledge and agree that the following shall apply to the definition of Products ***:

1) The Products described herein and collections produced hereunder shall always comprise and be limited to a "jeanswear" line (as such term is and may become commonly understood in the apparel trade in the United States.) All Products produced hereunder shall be of a kind, nature, construction, fabrication, style and appearance as are typically found in a jeanswear department or section of a multi-department retail store which has a distinctly separate sportswear department or section.

2) Products shall only be designed, produced, distributed, marketed and advertised as *** and are not to be sold in *** and shall be sold in *** where available and always to *** buyers in Licensee's accounts. Products shall be sold only in the *** of those stores which maintain *** and if there is no *** in such store, a different *** of such store ***, subject to the following: (i) Licensee demonstrates that competitive products of the same type *** are and continue to be marketed in the respective *** of such store ***. Licensor further agrees that in the event Licensor wishes to withdraw a consent, previously granted, such revocation shall be effective upon *** months notice only to enable orders previously accepted by Licensee or in process to be shipped, at which time the Articles shall no longer be sold in such account's ***, as the case may be. Licensor's *** products shall be designed as a part of a *** and distributed and marketed as *** and not advertised by Licensor as *** and shall be sold in *** where available and/or to *** buyers in Licensor's accounts and/or in *** or other *** of accounts (***).

3) All products produced hereunder shall include visible logo identification or other external label identification that is visible when worn in the intended fashion using the name "CALVIN KLEIN JEANS," "CK/Calvin Klein Jeans" or such other mark designated by Licensor pursuant to Section 3 of this Agreement in the then approved Form thereof.

4) "T-shirts" described above shall not be less than 5 1/2 ounces per square meter; shall not be packaged; and may only be sold to jeanswear buyers for jeanswear departments or jeanswear specialty stores, but not to underwear buyers for underwear departments or specialty stores.

5) Any dispute or question between the parties as to whether a given proposed Product constitutes an item within the Product grant, shall be determined by Licensor in good faith based on the following criteria only; ***. Licensor shall notify Licensee promptly if Licensor believes any proposed Product falls outside of the Product definition herein and will discuss the same with Licensee in good faith with due consideration to Licensee's comments as to why Licensee believes that the proposed Product properly falls within the definition of Products before Licensor makes such determination final and requires withdrawal of same.

6) From time to time, Licensor and Licensee shall jointly review the retail marketplace to assess the marketing of Licensee's collections with a view to determining *** the continuing application of the restrictions on selling Product to the *** or ***.

***

                                       ***

CK / Calvin Klein Five Year Plan
North America and Caribbean Islands

                                    2004        2005        2006        2007        2008
                                  --------    --------    --------    --------    --------
Business Plan
-------------
CK/Calvin Klein                      ***         ***         ***         ***         ***
Calvin Klein                         ***         ***         ***         ***         ***
Total                                ***         ***         ***         ***         ***
*** of Plan                          ***         ***         ***         ***         ***
-----------
CK/Calvin Klein                      ***         ***         ***         ***         ***
Calvin Klein                         ***         ***         ***         ***         ***
Total                                ***         ***         ***         ***         ***
Percentage Royalty (***)             ***         ***         ***         ***         ***
------------------------
CK/Calvin Klein                      ***         ***         ***         ***         ***
Calvin Klein                         ***         ***         ***         ***         ***
Total Minimum Royalty                ***         ***         ***         ***         ***
---------------------
***

REV1
CK / Calvin Klein Five Year Plan
Rest of World

                                    2005        2006        2007        2008
                                  --------    --------    --------    --------
Business Plan
-------------
CK/Calvin Klein                      ***        ***         ***         ***
Calvin Klein                         ***        ***         ***         ***
Total                                ***        ***         ***         ***
*** of Plan                          ***        ***         ***         ***
-----------
CK/Calvin Klein                      ***        ***         ***         ***
Calvin Klein                         ***        ***         ***         ***
Total                                ***        ***         ***         ***
Percentage Royalty (***)             ***        ***         ***         ***
------------------------
CK/Calvin Klein                      ***        ***         ***         ***
Calvin Klein                         ***        ***         ***         ***
Total Minimum Royalty                ***        ***         ***         ***
---------------------
***

Exhibit:  Design Process and Procedures ([p] 4)
-------

(a) The Jeanswear License, (including Section 3 thereto) is hereby amended such that the design and approval processes for Articles shall be governed by (x) the following criteria and procedures and (y) Exhibit B, in each case which shall be applicable to all Articles:

         (i) Licensor and Licensee shall continue to cooperate with each other in connection with effectuating the design and production of Articles. Licensor shall exercise all reviews and deliver all approvals (and disapprovals, including suggestions for modifications) in good faith, in a prompt and timely manner with the primary objective of ensuring that (i) the design aesthetic and reputation of Licensor and the Licensed Marks are preserved and reflected in such Articles,
                  (ii) the quality standards under Section 4 of the Jeanswear License (none of which are modified or deleted by this Amendment) are maintained and (iii) the proposed Design Concepts, Articles for Adoption, Prototypes (as defined below), and Articles are developed and produced within the Product definition (individually and collectively, the "Design Objective"). ***. Except as otherwise indicated herein, the approvals required pursuant to this Agreement may reflect Licensor's subjective aesthetic standards, exercised in good faith. Licensor will exercise its approval rights consistent with the Design Objective and not disapprove completely all Articles of a certain classification (i.e., category of products (e.g., pants, shirts, shorts)) which qualify as Product solely to afford Licensor or licensees of Licensor a competitive advantage. Licensor and Licensee shall confer in good faith at all times to develop, review and consider changes to or modifications in the Collection ***.
                  ***. If so requested by Licensor, Licensee shall resubmit such modified item to Licensor so that Licensor can confirm compliance with Licensors requests. Licensee agrees to design, develop and produce the Articles at all times in accordance with the Design Objective.

         (ii)     ***.

         (iii)    ***.

         (iv)     ***.

         (v)      ***.

         (vi)     ***.

         (vii)    ***.

         (viii)   ***.

         (ix)     ***.

***

Design Staff Exhibit

                               Calvin Klein, Inc.
                                Jeans Design Team
                               Womens/Mens/Juniors

                                                                                             CONTRACT
NAME                                         HIRE DATE                TITLE                   TERMS
***                                             ***

                                                                     DESN DIR                  ***
***                                             ***                  SR DESNR
***                                             ***                  SKTCHART
***                                             ***                  DESNASST
***                                             ***
***                                             ***                  DESN DIR
***                                             ***                  TRIM MGR
***                                             ***                  GRPHDSNG
***                                             ***                  GRPHDSNR
***                                             ***                  GRPHDSNR
***                                             ***                  GRPHDSNR
***                                             ***                  GRPHTECH
***                                             ***
***                                             ***                  DESN DIR
***                                             ***                  DESIGNER
***                                             ***                 ASSOCDSGN
***                                             ***                  DGTLART
***                                             ***                  SKTCHART
***                                             ***
***                                             ***                  DESN DIR                  ***
***                                             ***                  SR DESNR
***                                             ***                  DESIGNER
***                                             ***                 ASSOCDSGN
***                                             ***                  DGTLART
***                                             ***
***                                             ***                  TEXTDSGN
***                                             ***                  TEXTDSGN
***                                             ***                 TEXDSNAST
***                                             ***                 TEXDSNAST
***                                             ***                  DIR JEAN
***                                             ***                  CKJEANSC